MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Property Table	13
Definitions	15
Press Release Dated February 8, 2012	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

(unaudited)

ASSETS	December 31, 2011	September 30, 2011
Real Estate Investments:		
Land	85,309,176	82,115,823
Buildings and Improvements	426,573,253	394,815,902
Total Real Estate Investments	511,882,429	476,931,725
Accumulated Depreciation	(70,671,340)	(67,908,169)
Net Real Estate Investments	**$441,211,089**	**$409,023,556**
Real Estate Held for Sale	-	2,561,727
Cash and Cash Equivalents	8,717,804	6,376,808
Securities Available for Sale at Fair Value	44,949,635	44,265,059
Tenant and Other Receivables	1,335,774	1,018,733
Deferred Rent Receivable	1,690,052	1,661,027
Loans Receivable, net	137,838	187,384
Prepaid Expenses	1,045,943	556,541
Financing Costs, net of Accumulated Amortization of $2,140,032 and $2,122,218, respectively	3,130,774	2,405,426
Lease Costs, net of Accumulated Amortization of $904,592 and $825,709, respectively	1,209,669	1,227,451
Intangible Assets, net of Accumulated Amortization of $5,571,551 and $5,253,659, respectively	6,844,488	5,757,880
Other Assets	1,233,811	1,945,244
TOTAL ASSETS	**$511,506,877**	**$476,986,836**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$222,385,462	$211,614,170
Subordinated Convertible Debentures	8,790,000	8,915,000
Loans Payable	19,455,856	16,860,950
Accounts Payable and Accrued Expenses	2,329,165	2,129,658
Other Liabilities	2,981,222	2,924,386
Total Liabilities	**$255,941,705**	**$242,444,164**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $53,493,750 liquidation value; 2,139,750 Shares Authorized, Issued and Outstanding as of December 31, 2011 and September 30, 2011	$53,493,750	$53,493,750
Common Stock – $.01 Par Value, 50,000,000 Shares Authorized 39,652,808 and 36,785,037 Shares Issued and 39,652,808 and 36,780,037 Shares Outstanding as of December 31, 2011 and September 30, 2011, respectively	396,578	367,850
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Treasury Stock at Cost, -0- and 5,000 Shares as of December 31, 2011 and September 30, 2011, respectively	-	(24,905)
Additional Paid-In Capital	201,478,579	179,392,039
Accumulated Other Comprehensive Income	1,256,852	2,368,163
Loans to Officers, Directors and Key Employees	(1,082,813)	(1,082,813)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**$255,542,946**	**$234,514,084**
Noncontrolling Interests	22,226	28,588
Total Shareholders' Equity	**$255,565,172**	**$234,542,672**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$511,506,877**	**$476,986,836**

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

FFO and FAD Reconciliation

(unaudited)

	Three Months Ended	
	12/31/2011	12/31/2010
Revenues		
Rental and Reimbursement Revenue	$12,803,859	$12,045,255
Interest and Dividend Income	949,326	726,608
Total Revenue	13,753,185	12,771,863
Expenses		
Real Estate Taxes	1,925,500	1,822,669
Operating Expenses	653,203	653,230
Total Expenses	2,578,703	2,475,899
Net Operating Income from Discontinued Operations	19,628	83,277
Net Operating Income	**11,194,110**	**10,379,241**
General & Administrative Expense	1,015,233	1,140,924
EBITDA	**10,178,877**	**9,238,317**
Interest Expense (including discontinued operations)	(3,853,718)	(3,840,401)
Gain on Securities Transactions, net	2,788,458	2,808,022
Acquisition Costs	(304,342)	(403,283)
Income Attributable to the Noncontrolling Interest	(20,755)	(28,407)
Preferred Dividend	(1,019,805)	(1,019,805)
Other Amortization	(318,950)	(158,806)
Funds From Operations - FFO	**7,449,765**	**6,595,637**
Depreciation Expense (including discontinued operations)	(2,785,655)	(2,535,044)
Amortization of In-Place Lease Intangible Assets	(317,892)	(294,216)
Net Income Attributable to MREIC's Common Shareholders	**4,346,218**	**3,766,377**
Funds From Operations - FFO	**7,449,765**	**6,595,637**
Gain on Securities Transactions, net	(2,788,458)	(2,808,022)
Stock Compensation Expense	64,323	30,026
Other Amortization	318,950	158,806
Straight-lined Rents	(29,025)	(32,610)
Recurring Capital Expenditures	(161,388)	(264,318)
Funds Available for Distribution - FAD	**4,854,167**	**3,679,519**
EBITDA	**10,178,877**	**9,238,317**
Interest Expense (includes discontinued operations)	(3,853,718)	(3,840,401)
Income Attributable to the Noncontrolling Interest	(20,755)	(28,407)
Preferred Dividend	(1,019,805)	(1,019,805)
Stock Option Expense	64,323	30,026
Other Amortization	-	-
Acquisition Costs	(304,342)	(403,283)
Straight-lined Rents	(29,025)	(32,610)
Recurring Capital Expenditures	(161,388)	(264,318)
Funds Available for Distribution - FAD	**$4,854,167**	**$3,679,519**

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended	
	12/31/2011	12/31/2010
Weighted Average Shares Outstanding		
Basic	37,392,682	34,024,384
Diluted	37,472,139	34,095,469
Net Income Attributable to MREIC's Common Shareholders	$4,346,218	$3,766,377
Basic	$0.12	$0.11
Diluted	0.12	0.11
Funds From Operations - FFO	$7,449,765	$6,595,637
Basic	$0.20	$0.19
Diluted	0.20	0.19
FFO Excluding Gains on Securities Transactions, net	$4,661,307	$3,787,615
Basic	$0.12	$0.11
Diluted	0.12	0.11
Funds Available for Distribution - FAD	$4,854,167	$3,679,519
Basic	$0.13	$0.11
Diluted	0.13	0.11
Dividends Declared per Common Share	$0.15	$0.15

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended	
	12/31/2011	12/31/2010
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income	$5,386,778	$4,814,589
Noncash Items Included in Net Income or Loss:		
Depreciation	2,785,655	2,535,044
Amortization	636,837	453,022
Stock Compensation Expense	64,323	30,026
Gain on Securities Transactions, net	(2,788,458)	(2,808,022)
Loss on Sale of Investment Property	8,220	-
Changes In:		
Tenant, Deferred Rent and Other Receivables	(346,066)	(411,291)
Prepaid Expenses	(489,402)	(529,537)
Other Assets and Lease Costs	247,686	90,394
Accounts Payable, Accrued Expenses and Other Liabilities	256,343	44,184
NET CASH PROVIDED BY OPERATING ACTIVITIES	$5,761,916	$4,218,409
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets, net of deposits	(34,810,600)	(9,722,013)
Capital Improvements	(664,442)	(264,318)
Proceeds on Sale of Real Estate	2,553,507	-
Purchase of Noncontrolling Interest	-	(4,138,291)
Deposits on Acquisition of Real Estate	(500,000)	-
Collections on Loans Receivable	49,546	10,728
Proceeds from Sale of Securities Available for Sale	9,116,605	5,990,510
Purchase of Securities Available for Sale	(8,124,034)	(5,571,493)
NET CASH USED IN INVESTING ACTIVITIES	$(32,379,418)	$(13,694,877)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net Proceeds from Loans Payable	2,594,906	5,756,140
Repurchase of Subordinated Convertible Debentures	(125,000)	(5,050,000)
Proceeds from Mortgages	28,820,000	-
Principal Payments on Mortgages	(18,048,708)	(5,958,660)
Financing Costs Paid on Debt	(965,410)	(92,194)
Net Distributions to Noncontrolling Interests	(27,117)	(80,870)
Proceeds from the Exercise of Stock Options	37,050	-
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	16,202,802	-
Proceeds from Issuance of Common Stock, net of reinvestments	5,848,195	1,727,724
Proceeds from Registered Direct Placement of Preferred Stock, net of offering costs	-	18,979,982
Preferred Dividends Paid	(1,019,805)	(1,019,805)
Common Stock Distributions Paid, net of reinvestments	(4,358,415)	(3,762,252)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$28,958,498	$10,500,065
NET INCREASE IN CASH AND CASH EQUIVALENTS	2,340,996	1,023,597
CASH AND CASH EQUIVALENTS BEGINNING OF PERIOD	6,376,808	6,814,553
CASH AND CASH EQUIVALENTS END OF PERIOD	$8,717,804	$7,838,150

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios

(unaudited)

	As of 12/31/2011	As of 12/31/2010	As of 9/30/2011
Mortgage Notes Payable	$222,385,462	$215,197,188	$211,614,170
Loans Payable	19,455,856	15,030,053	16,860,950
Subordinated Convertible Debentures	8,790,000	8,940,000	8,915,000
Total Debt	250,631,318	239,167,241	237,390,120
Noncontrolling Interest	22,226	52,040	28,588
Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Common Stock, Paid-in-Capital & Other	202,049,196	179,097,978	181,020,334
Total MREIC's Shareholders' Equity	255,542,946	232,591,728	234,514,084
Total Book Capitalization	506,196,490	471,811,009	471,932,792
Accumulated Depreciation	70,671,340	61,335,785	67,908,169
Total Undepreciated Book Capitalization	**$576,867,830**	**$533,146,794**	**$539,840,961**
Shares Outstanding	39,652,808	34,340,823	36,780,037
Market Price Per Share	$9.15	$8.50	$7.93
Equity Market Capitalization	$362,823,193	$291,896,996	$291,665,693
Total Debt	250,631,318	239,167,241	237,390,120
Noncontrolling Interest	22,226	52,040	28,588
Preferred	53,493,750	53,493,750	53,493,750
Total Market Capitalization	**$666,970,487**	**$584,610,027**	**$582,578,151**
Total Debt	$250,631,318	$239,167,241	$237,390,120
less: Cash and Cash Equivalents	8,717,804	7,838,150	6,376,808
Net Debt	**$241,913,514**	**$231,329,091**	**$231,013,312**
Net Debt / Undepreciated Book Capitalization	41.9%	43.4%	42.8%
Net Debt / Total Market Capitalization	36.3%	39.6%	39.7%
Net Debt + Preferred / Total Market Capitalization	44.3%	48.7%	48.8%

	Three Months Ended (unaudited)		Fiscal Year Ended (unaudited)
	12/31/2011	**12/31/2010**	**9/30/2011**
Net Income	$5,386,778	$4,814,589	$15,503,151
plus: Depreciation & Amortization (includes Discontinued Operations)	3,422,497	2,988,066	12,264,087
plus: Interest Expense (includes Discontinued Operations)	3,853,718	3,840,401	14,865,189
plus: Acquisition Costs	304,342	403,283	425,157
less: Gain On Securities Transactions, net	(2,788,458)	(2,808,022)	(5,238,203)
EBITDA	**$10,178,877**	**$9,238,317**	**$37,819,381**
Interest Expense (including discontinued operations)	$3,853,718	$3,840,401	$14,865,189
Preferred Dividend	1,019,805	1,019,805	4,079,219
Total Fixed Charges	**$4,873,523**	**$4,860,206**	**$18,944,408**
Interest Coverage	**2.6 x**	**2.4 x**	**2.5 x**
Fixed Charge Coverage	**2.1 x**	**1.9 x**	**2.0 x**
Total Debt	$250,631,318	$239,167,241	$237,390,120
Annualized EBITDA	40,715,508	36,953,268	37,819,381
Total Debt / EBITDA	**6.2 x**	**6.5 x**	**6.3 x**

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

Property Table
(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	7.4 Yrs	$14,600,000	$9,900,000
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	3.9 Yrs	12,553,964	3,603,507
3	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,364,000	3.58	12.5 Yrs	14,215,126	8,474,984
4	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	368,060	645,000	8.11	4.8 Yrs	8,208,733	4,529,390
5	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	3.3 Yrs	12,972,474	6,974,457
6	Various	Monaca	PA	1997	67.4%	291,474	513,000	2.61	1.6 Yrs	2,864,718	-
7	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	5.3 Yrs	15,159,496	5,796,581
8	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	4.9 Yrs	14,868,857	8,455,379
9	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	5.5 Yrs	16,683,289	10,753,246
10	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	769,000	4.16	4.4 Yrs	12,386,675	4,209,510
11	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	7.0 Yrs	17,740,000	10,819,201
12	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.4 Yrs	7,025,401	2,464,416
13	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	3.5 Yrs	11,242,162	5,279,371
14	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	7.1 Yrs	17,714,863	9,486,048
15	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	4.8 Yrs	5,483,272	1,846,159
16	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	6.6 Yrs	14,362,239	8,079,766
17	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	1.0 Yrs	4,853,114	3,447,887
18	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	5.5 Yrs	9,367,024	1,790,248
19	Federal Express Corporation	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	5.4 Yrs	18,513,232	5,091,979
20	Fedex Ground Package System. Inc	Edinburg	TX	2011	100.0%	113,582	600,000	5.28	9.8 Yrs	7,414,000	4,738,776
21	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	2.8 Yrs	7,703,393	1,999,663
22	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	7.8 Yrs	11,715,000	4,157,910
23	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	5.9 Yrs	8,492,904	5,291,140
24	Federal Express Corporation	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	-	6,636,481	-
25	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	7.7 Yrs	10,928,881	1,566,810
26	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	1.7 Yrs	5,061,253	3,039,060
27	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	0.5 Yrs	3,900,602	-
28	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,277,744	591,965
29	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	1.4 Yrs	6,087,261	2,737,438
30	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	5.8 Yrs	7,538,417	4,879,828
31	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	3.8 Yrs	6,619,649	4,746,825
32	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	6.6 Yrs	7,606,670	2,246,386
33	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	10.8 Yrs	8,052,355	4,806,410
34	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	4.9 Yrs	10,521,455	6,317,233
35	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	5.1 Yrs	6,827,315	2,422,743
36	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	1.8 Yrs	5,689,405	829,531
37	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	87,500	400,000	4.57	2.8 Yrs	4,467,289	2,222,418
38	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	1.7 Yrs	6,575,462	3,428,522
39	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	4.9 Yrs	6,815,697	3,793,538
40	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	79,485	1,586,000	4.31	10.1 Yrs	19,600,000	12,705,349
41	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	574,000	7.65	9.9 Yrs	5,525,600	-
42	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	5.3 Yrs	4,887,380	201,537
43	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	370,000	5.14	9.4 Yrs	4,217,432	2,919,553
44	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	6.6 Yrs	6,354,051	2,294,074
45	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	376,000	5.50	-	5,616,874	2,649,610
46	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	6.8 Yrs	7,188,640	2,513,910
47	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	0.8 Yrs	4,767,271	2,503,683
48	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	464,000	6.99	12.0 Yrs	5,540,000	1,879,796
49	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	3.6 Yrs	4,728,374	2,837,861
50	Carrier Sales	Richmond	VA	2007	100.0%	60,000	301,000	5.02	4.4 Yrs	4,370,915	-

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

February 8, 2012

Contact: Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS 1st QUARTER FINANCIAL RESULTS

FREEHOLD, NJ, February 8, 2012........Monmouth Real Estate Investment Corporation (the Company) (NYSE:MNR) reported funds from operations (FFO) of $7,450,000 or $0.20 per share for the three months ended December 31, 2011, as compared to $6,596,000 or $0.19 per share for the three months ended December 31, 2010.

A summary of significant financial information for the three months ended December 31, 2011 and 2010 is as follows:

      Three Months Ended

             December 31,

	2011	2010
Rental and Reimbursement Revenue	$12,795,000	$12,037,000
Total Expenses	$7,312,000	$6,983,000
Interest and Dividend Income	$949,000	$727,000
Gain on Securities Transactions, net	$2,788,000	$2,808,000
Income from Continuing Operations	$5,367,000	$4,753,000
Income from Discontinued Operations	$20,000	$61,000
Net Income Applicable to Common Shareholders	$4,346,000	$3,766,000
Net Income Applicable to Common Shareholders Per Share	$.12	$.11
FFO (1)	$7,450,000	$6,596,000
FFO Per Common Share (1)	$.20	$.19
Weighted Avg. Common Shares Outstanding	37,472,000	34,095,000

(continued on next page)

First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

A summary of significant balance sheet information as of December 31, 2011 and September 30, 2011 is as follows:

	December 31, 2011	September 30, 2011
Total Real Estate Investments	$441,211,000	$409,024,000
Securities Available for Sale	$44,950,000	$44,265,000
Total Assets	$511,507,000	$476,987,000
Mortgage Notes Payable	$222,385,000	$211,614,000
Subordinated Convertible Debentures	$8,790,000	$8,915,000
Loans Payable	$19,456,000	$16,861,000
Total Shareholders’ Equity	$255,565,000	$234,543,000

Eugene W. Landy, President, commented on the results of the first quarter of fiscal year 2012, “The first quarter represented a strong start to the new year. We acquired four new properties comprised of 540,000 square feet for a total of $35.7 million. We gained inclusion in the MSCI US REIT Index and opportunistically raised $16.8 million in new capital. We realized $2.8 million in gains on our REIT securities investments and we have now secured lease renewals on 974,000 of the 1.3 million square feet in leases originally set to expire this year. Additional lease renewals are currently under discussion. The Company remains very focused on continuing to deliver positive results and we look forward to building upon the substantial growth that was achieved in the first quarter of 2012.”

Monmouth Real Estate Investment Corporation will host its First Quarter 2012 Financial Results Webcast and Conference Call.  Senior management will discuss the results, current market conditions and future outlook on Thursday, February 9, 2012 at 10:00 a.m. Eastern Time.

The Company’s first quarter financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday February 9, 2012.  It will be available until March 10, 2012, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10008445.  A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

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First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.  The Company's property portfolio consists of sixty-eight industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per common share is defined as FFO divided by weighted average common shares outstanding.  FFO and FFO per common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per common share are significant components in understanding the Company’s financial performance.

FFO and FFO per common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

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First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.

The Company’s FFO for the three months ended December 31, 2011 and 2010 are calculated as follows:

                                             Three Months Ended

	12/31/11	12/31/10

Net Income	$5,387,000	$4,815,000
Income to Noncontrolling Interest	(21,000)	(28,000)
Preferred Dividend	(1,020,000)	(1,020,000)
Depreciation Expense	2,786,000	2,535,000
Amortization of In-Place Lease Intangible Assets	318,000	294,000
FFO	$7,450,000	$6,596,000

The following are the cash flows provided (used) by operating, investing and financing activities for the quarters ended December 31, 2011 and 2010:

	2011	2010

Operating Activities	$5,762,000	$4,218,000
Investing Activities	(32,379,000)	(13,695,000)
Financing Activities	28,958,000	10,500,000

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First Quarter FY 2012 Supplemental of Monmouth Real Estate Investment Corp.